UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 15, 2005
                                                         ----------------

                             PLY GEM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            333-114041                                  20-0645710
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    (Commission File Number)                 (IRS Employer Identification No.)

        185 PLATTE CLAY WAY
        KEARNEY, MISSOURI                                  64060
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (800) 800-2244
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION
---------------------------

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company's filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K.


ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION
---------------------------------------------------------------

On August 15, 2005, Ply Gem Holdings, Inc. (the "Company") reported its results of operations for its fiscal quarter ended July 2, 2005. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------------

(a)        Financial statements of businesses acquired.
           Not applicable

(b)        Pro forma financial information.
           Not applicable

(c)        Exhibits


Exhibit              Description
-------              ------------
99.1                 Press Release dated August 15, 2005

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 15, 2005

                                    PLY GEM INDUSTRIES, INC.


                                    By:         /s/ Shawn K. Poe
                                        ----------------------------------------
                                        Name:   Shawn K. Poe
                                        Title:  Vice President, Chief Financial
                                                Officer, Treasurer and Secretary

                                  EXHIBIT LIST


Exhibit              Description
------               -----------

99.1                 Press Release dated August 15, 2005.